Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Equity
Equity

Common Units Offering
In February 2015, we completed the public offering of an aggregate of 5,250,000 common units representing limited partner interests at a price of $75.50 per common unit (Units Offering). The Partnership received proceeds (net of underwriting discounts) of $384.5 million from the Units Offering. The Partnership utilized a portion of the net proceeds from the Units Offering to partially fund the acquisition of the Sand Hills, Southern Hills and Explorer equity investments and to repay amounts outstanding under our revolving credit facility. We used the remaining proceeds to fund expansion capital expenditures and for general partnership purposes.